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                                                                      Exhibit 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K into BB&T Corporation's previously filed Registration Statement File Nos. 33-52367, 33-57865, 33-57867, 333-03989
and 333-50035 filed on Form S-8 and Registration Statement File Nos. 33-57859, 33-57861, 33-57871 and 333-02899 filed on Form S-3.


                                        ARTHUR ANDERSEN LLP


Charlotte, North Carolina,
May 13, 1998.

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